UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2021

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On May 18, 2021, a holder of Vertex Energy, Inc.’s (the “Company’s” and “our”) Series B1 Preferred Stock converted 500,000 shares of such preferred stock into the same number of shares of common stock, on a one-for-one basis, pursuant to the terms of such Series B1 Preferred Stock.

On June 9, 2021, a holder of our Series B1 Preferred Stock converted 2,000,000 shares of such preferred stock into the same number of shares of common stock, on a one-for-one basis, pursuant to the terms of such Series B1 Preferred Stock.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), for such issuances, as the securities were exchanged by us with our existing security holders in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

On May 27, 2021, a holder of warrants to purchase shares of our common stock exercised warrants to purchase 140,766 shares of common stock for cash ($215,372 in aggregate or $1.53 per share), and was issued 140,766 shares of common stock.

On June 2, 2021, a holder of warrants to purchase shares of our common stock exercised warrants to purchase 16,026 shares of common stock for cash ($24,520 in aggregate or $1.53 per share), and was issued 16,026 shares of common stock.

We claim an exemption from registration pursuant to Section 4(a)(2) of the Securities Act, for the above issuances in connection with the exercises.

The resale of all of the shares of common stock issuable upon conversion of the Series B1 Preferred Stock, and the exercise of the warrants described above, have been registered by the Company under the Securities Act, on a registration statement declared effective by the Securities and Exchange Commission.

After the conversions and exercises described above, there are (a) 3,134,889 outstanding shares of Series B1 Preferred Stock, which if converted in full, would convert into a maximum of 3,134,889 shares of common stock; and (b) 1,864,381 outstanding warrants to purchase shares of the Company’s common stock at an exercise price of $1.53 per share, which expire if unexercised on November 13, 2021, which if exercised in full would result in a maximum of 1,864,281 shares of common stock being issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 11, 2021	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer